UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

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            Date of Report:                               December 9, 2005
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     (Date of earliest event reported):                  (December 9, 2005)
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                          Commission File No. 000-14961
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                              LXU HEALTHCARE, INC.
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             (Exact name of Registrant as specified in its Charter)

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          Massachusetts                                 04-2741310
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   (State or other jurisdiction             (IRS Employer Identification Number)
     of incorporation)
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     3708 E. Columbia Street
         Tucson, Arizona                                  85714
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 (Address of principal executive offices)               (Zip Code)
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Registrant's telephone number, including area code: (520) 512-1100
                                                    --------------

Former name or former address, if changed since last Report:

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |  |  Written communications pursuant to Rule 425 under the Securities Act

     |  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     | | Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
           FISCAL YEAR.

At a special meeting of shareholders of LXU Healthcare, Inc., a Massachusetts corporation (the "Company"), held on December 9, 2005, at 9:00 a.m., Mountain Time, the shareholders of the Company approved (1) an amendment to the Company's Restated Articles of Organization effectuating a 1-for-1,000 reverse stock split of the Company's common stock (the "Reverse Stock Split Amendment") providing that each shareholder owning fewer than 1,000 shares of the Company's common stock immediately prior to the reverse stock split will receive $0.19 in cash, without interest, in exchange for each share of common stock owned by such shareholder, and (2) an amendment to the Company's Restated Articles of Organization effectuating a 1,000-for-1 forward stock split of the Company's common stock immediately following the reverse stock split and repurchase of shares (the "Forward Stock Split Amendment"). The proposals for the Reverse
Stock Split Amendment and Forward Stock Split Amendment were disclosed in a definitive proxy statement filed by the Company with the Securities and Exchange Commission on November 16, 2005.

The Reverse Stock Split Amendment and Forward Stock Split Amendment were each filed with the Massachusetts Secretary of the Commonwealth and became effective on December 9, 2005.

A copy of the Reverse Stock Split Amendment and Forward Stock Split Amendment are attached as Exhibits 3.1 and 3.2, respectively, to this report, and are each incorporated herein by reference.

The Company intends to file a Form 15 today with the Securities and Exchange Commission to deregister its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934. The Company's reporting obligations, including the obligation to file Forms 10-K, 10-Q and 8-K will be suspended immediately upon filing the Form 15. The Company expects the deregistration of its common stock to become effective within 90 days of filing the Form 15.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.    Description
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3.1            Articles  of   Amendment,   filed  with  the   Secretary  of  the
               Commonwealth of Massachusetts on December 9, 2005

3.2            Articles  of   Amendment,   filed  with  the   Secretary  of  the
               Commonwealth of Massachusetts on December 9, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            LXU HEALTHCARE, INC.

                                            By: /s/ Joseph Potenza
                                            ----------------------
Date:    December 9, 2005                      Joseph Potenza
                                               President, Chief Executive
                                                 Officer and Secretary

                                  EXHIBIT INDEX


Number         Title

3.1            Articles  of   Amendment,   filed  with  the   Secretary  of  the
               Commonwealth  of Massachusetts on December 9, 2005

3.2            Articles  of   Amendment,   filed  with  the   Secretary  of  the
               Commonwealth of Massachusetts on December 9, 2005